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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-50266) of Seattle Genetics, Inc. of our report dated January 24, 2003, except for Note 13, as to which the date is March 27, 2003, relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Seattle, WA
March 27, 2003